Exhibit 99.2


Merrill Lynch & Co., Inc.                               Attachment I
----------------------------------------------------------------------
Preliminary Unaudited Earnings Summary

                        For the Three Months Ended Percent Inc / (Dec)
                        -------------------------- -------------------
                         July 1, April 1, June 25, 2Q05 vs.  2Q05 vs.
(in millions, except per
 share amounts)           2005     2005     2004     1Q05      2Q04
                         ------- -------- -------- --------  --------

Net Revenues
  Asset management and
   portfolio service
   fees                  $1,431   $1,435   $1,344     (0.3) %    6.5 %
  Commissions             1,243    1,345    1,160     (7.6)      7.2
  Principal transactions    921      879      634      4.8      45.3
  Investment banking        894      811      764     10.2      17.0
  Revenues from
   consolidated
   investments               84      127       46    (33.9)     82.6
  Other                     641      345      274     85.8     133.9
                         ------- -------- --------
    Subtotal              5,214    4,942    4,222      5.5      23.5

  Interest and dividend
   revenues               5,978    5,541    3,112      7.9      92.1
  Less interest expense   4,875    4,262    2,084     14.4     133.9
                         ------- -------- --------
    Net interest profit   1,103    1,279    1,028    (13.8)      7.3
                         ------- -------- --------

  Total Net Revenues      6,317    6,221    5,250      1.5      20.3
                         ------- -------- --------

Non-Interest Expenses
  Compensation and
   benefits               3,130    3,084    2,587      1.5      21.0
  Communications and
   technology               395      396      358     (0.3)     10.3
  Occupancy and related
   depreciation             227      233      202     (2.6)     12.4
  Brokerage, clearing,
   and exchange fees        216      219      187     (1.4)     15.5
  Professional fees         183      178      163      2.8      12.3
  Advertising and market
   development              160      126      132     27.0      21.2
  Expenses of
   consolidated
   investments               35       85       39    (58.8)    (10.3)
  Office supplies and
   postage                   51       52       49     (1.9)      4.1
  Other                     325      179      147     81.6     121.1
                         ------- -------- --------

  Total Non-Interest
   Expenses               4,722    4,552    3,864      3.7      22.2
                         ------- -------- --------

Earnings Before Income
 Taxes                    1,595    1,669    1,386     (4.4)     15.1

Income tax expense          460      457      316      0.7      45.6
                         ------- -------- --------

Net Earnings             $1,135   $1,212   $1,070     (6.4)      6.1
                         ======= ======== ========

Preferred Stock
 Dividends                  $17       $7       $9    142.9      88.9
                         ======= ======== ========

Earnings Per Common
 Share
  Basic                   $1.25    $1.33    $1.15     (6.0)      8.7
  Diluted                 $1.14    $1.21    $1.05     (5.8)      8.6

Average Shares Used in
 Computing Earnings Per
 Common Share
  Basic                   897.5    907.8    923.0     (1.1)     (2.8)
  Diluted                 978.5    993.3  1,015.9     (1.5)     (3.7)

Annualized Return on
 Average Common Equity     14.3%    15.5%    14.4%

----------------------------------------------------------------------

Merrill Lynch & Co., Inc.                               Attachment II
----------------------------------------------------------------------
Preliminary Unaudited Earnings Summary

                                           For the Six
                                           Months Ended
                                         ----------------
                                         July 1, June 25,   Percent
(in millions, except per share amounts)   2005     2004   Inc / (Dec)
                                         ------- -------- -----------

Net Revenues
  Asset management and portfolio service
   fees                                  $2,866   $2,657         7.9 %
  Commissions                             2,588    2,499         3.6
  Principal transactions                  1,800    1,663         8.2
  Investment banking                      1,705    1,601         6.5
  Revenues from consolidated investments    211      103       104.9
  Other                                     986      606        62.7
                                         ------- --------
    Subtotal                             10,156    9,129        11.2

  Interest and dividend revenues         11,519    6,168        86.8
  Less interest expense                   9,137    3,986       129.2
                                         ------- --------
    Net interest profit                   2,382    2,182         9.2
                                         ------- --------

  Total Net Revenues                     12,538   11,311        10.8
                                         ------- --------

Non-Interest Expenses
  Compensation and benefits               6,214    5,634        10.3
  Communications and technology             791      698        13.3
  Occupancy and related depreciation        460      419         9.8
  Brokerage, clearing, and exchange fees    435      372        16.9
  Professional fees                         361      340         6.2
  Advertising and market development        286      254        12.6
  Expenses of consolidated investments      120       81        48.1
  Office supplies and postage               103      100         3.0
  Other                                     504      337        49.6
                                         ------- --------

  Total Non-Interest Expenses             9,274    8,235        12.6
                                         ------- --------

Earnings Before Income Taxes              3,264    3,076         6.1

Income tax expense                          917      755        21.5
                                         ------- --------

Net Earnings                             $2,347   $2,321         1.1
                                         ======= ========

Preferred Stock Dividends                   $24      $19        26.3
                                         ======= ========

Earnings Per Common Share
  Basic                                   $2.57    $2.48         3.6
  Diluted                                 $2.36    $2.26         4.4

Average Shares Used in Computing
 Earnings Per Common Share
  Basic                                   902.7    926.6        (2.6)
  Diluted                                 985.9  1,019.4        (3.3)

Annualized Return on Average Common
 Equity                                    14.9%    15.7%

----------------------------------------------------------------------

Merrill Lynch & Co., Inc.                               Attachment III
----------------------------------------------------------------------
Preliminary Segment Data (unaudited)

                         For the Three Months Ended Percent Inc/ (Dec)
                          ------------------------- ------------------
                          July 1, April 1, June 25, 2Q05 vs.  2Q05 vs.
 (dollars in millions)     2005     2005     2004     1Q05      2Q04
                          ------- -------- -------- --------  --------

 Global Markets &
  Investment Banking
   Global Markets
       Debt Markets       $1,632   $1,670   $1,256     (2.3)%   29.9 %
       Equity Markets      1,021      961      734      6.2     39.1
                          ------- -------- --------
      Total Global Markets
       net revenues        2,653    2,631    1,990      0.8     33.3
   Investment Banking(a)

     Origination:
       Debt                  350      282      301     24.1     16.3
       Equity                223      242      210     (7.9)     6.2
     Strategic Advisory
      Services               213      160      141     33.1     51.1
                          ------- -------- --------
      Total Investment
       Banking net
       revenues              786      684      652     14.9     20.6
                          ------- -------- --------
      Total net revenues   3,439    3,315    2,642      3.7     30.2
                          ------- -------- --------

      Pre-tax earnings     1,098    1,124      989     (2.3)    11.0

      Pre-tax profit
       margin               31.9%    33.9%    37.4%
----------------------------------------------------------------------

 Global Private Client
     Fee-based revenues   $1,287   $1,271   $1,195      1.3      7.7
     Transactional and
      origination revenues   779      852      765     (8.6)     1.8
     Net interest profit     427      398      299      7.3     42.8
     Other revenues           74       72      131      2.8    (43.5)
                          ------- -------- --------
      Total net revenues   2,567    2,593    2,390     (1.0)     7.4
                          ------- -------- --------

      Pre-tax earnings       457      510      435    (10.4)     5.1

      Pre-tax profit
       margin               17.8%    19.7%    18.2%
----------------------------------------------------------------------

 Merrill Lynch Investment
  Managers
      Total net revenues    $404     $414     $380     (2.4)     6.3

      Pre-tax earnings       121      127      111     (4.7)     9.0

      Pre-tax profit
       margin               30.0%    30.7%    29.2%
----------------------------------------------------------------------

 Corporate
      Total net revenues    $(93)   $(101)   $(162)     7.9     42.6

      Pre-tax earnings
       (loss)                (81)     (92)    (149)    12.0     45.6
----------------------------------------------------------------------

 Total
      Total net revenues  $6,317   $6,221   $5,250      1.5     20.3

      Pre-tax earnings     1,595    1,669    1,386     (4.4)    15.1

      Pre-tax profit
       margin               25.2%    26.8%    26.4%
----------------------------------------------------------------------

(a) A portion of Origination revenue is recorded in the Global Private Client segment.

Preliminary Segment Data (unaudited)

                                    For the Six Months Ended
                                    ------------------------ ---------
                                       July 1,      June 25,  Percent
 (dollars in millions)                   2005         2004   Inc/(Dec)
                                    ------------- ---------- ---------

 Global Markets & Investment Banking
   Global Markets
       Debt Markets                       $3,302      $2,862    15.4%
       Equity Markets                      1,982       1,634    21.3
                                     ------------  ----------
      Total Global Markets net
       revenues                            5,284       4,496    17.5
   Investment Banking(a)

     Origination:
       Debt                                  632         552    14.5
       Equity                                465         499    (6.8)
     Strategic Advisory Services             373         304    22.7
                                     ------------  ----------
      Total Investment Banking net
       revenues                            1,470       1,355     8.5
                                     ------------  ----------
      Total net revenues                   6,754       5,851    15.4
                                     ------------  ----------

      Pre-tax earnings                     2,222       2,108     5.4

      Pre-tax profit margin                 32.9%       36.0%
----------------------------------------------------------------------

 Global Private Client
     Fee-based revenues                   $2,558      $2,353     8.7
     Transactional and origination
      revenues                             1,631       1,679    (2.9)
     Net interest profit                     825         639    29.1
     Other revenues                          146         227   (35.7)
                                     ------------  ----------
      Total net revenues                   5,160       4,898     5.3
                                     ------------  ----------

      Pre-tax earnings                       967         942     2.7

      Pre-tax profit margin                 18.7%       19.2%
----------------------------------------------------------------------

 Merrill Lynch Investment Managers
      Total net revenues                    $818        $781     4.7

      Pre-tax earnings                       248         219    13.2

      Pre-tax profit margin                 30.3%       28.0%
----------------------------------------------------------------------

 Corporate
      Total net revenues                   $(194)       (219)   11.4

      Pre-tax earnings (loss)               (173)       (193)   10.4
----------------------------------------------------------------------

 Total
      Total net revenues                 $12,538     $11,311    10.8

      Pre-tax earnings                     3,264       3,076     6.1

      Pre-tax profit margin                 26.0%       27.2%
----------------------------------------------------------------------

(a) A portion of Origination revenue is recorded in the Global Private Client segment.

Merrill Lynch & Co., Inc.                               Attachment IV
----------------------------------------------------------------------
Consolidated Quarterly Earnings (unaudited)              (in millions)

                      2Q04      3Q04      4Q04      1Q05       2Q05
                    --------- --------- --------- --------- ----------
                    (13 weeks)(13 weeks)(14 weeks)(13 weeks)(13 weeks) Net Revenues
  Asset management
   and portfolio
   service fees
      Asset
       management
       fees             $440      $443      $522      $481       $472
      Portfolio
       service fees      606       611       614       650        670
      Account fees       131       128       126       124        121
      Other fees         167       162       177       180        168
                    --------- --------- --------- --------- ----------
      Total            1,344     1,344     1,439     1,435      1,431
  Commissions
      Listed and
       over-the-
       counter
       securities        605       563       705       727        631
      Mutual funds       322       306       343       364        353
      Other              233       207       254       254        259
                    --------- --------- --------- --------- ----------
      Total            1,160     1,076     1,302     1,345      1,243
  Principal
   transactions          634       341       296       879        921
  Investment banking
      Underwriting       622       537       747       650        680
      Strategic
       advisory          142       129       247       161        214
                    --------- --------- --------- --------- ----------
      Total              764       666       994       811        894
  Revenues from
   consolidated
   investments            46       104       139       127         84
  Other                  274       392       272       345        641
                    --------- --------- --------- --------- ----------
     Subtotal          4,222     3,923     4,442     4,942      5,214
  Interest and
   dividend revenues   3,112     3,630     5,175     5,541      5,978
  Less interest
   expense             2,084     2,730     3,728     4,262      4,875
                    --------- --------- --------- --------- ----------
     Net interest
      profit           1,028       900     1,447     1,279      1,103

                    --------- --------- --------- --------- ----------
  Total Net Revenues   5,250     4,823     5,889     6,221      6,317
                    --------- --------- --------- --------- ----------

Non-Interest
 Expenses
  Compensation and
   benefits            2,587     2,273     2,689     3,084      3,130
  Communications and
   technology            358       363       400       396        395
  Occupancy and
   related
   depreciation          202       219       255       233        227
  Brokerage,
   clearing, and
   exchange fees         187       193       208       219        216
  Professional fees      163       162       203       178        183
  Advertising and
   market
   development           132       127       152       126        160
  Expenses of
   consolidated
   investments            39        47       103        85         35
  Office supplies
   and postage            49        47        56        52         51
  Other                  147       184       271       179        325

                    --------- --------- --------- --------- ----------
  Total Non-Interest
   Expenses            3,864     3,615     4,337     4,552      4,722
                    --------- --------- --------- --------- ----------

Earnings Before
 Income Taxes          1,386     1,208     1,552     1,669      1,595
Income tax expense       316       286       359       457        460
                    --------- --------- --------- --------- ----------

Net Earnings          $1,070      $922    $1,193    $1,212     $1,135

----------------------------------------------------------------------

Per Common Share Data

                      2Q04      3Q04      4Q04      1Q05       2Q05
                    --------- --------- --------- --------- ----------

  Earnings - Basic     $1.15     $1.01     $1.32     $1.33      $1.25
  Earnings - Diluted    1.05      0.93      1.19      1.21       1.14
  Dividends paid        0.16      0.16      0.16      0.16       0.20
  Book value           30.97     31.75     32.99     32.91  33.64 Est.
----------------------------------------------------------------------

Merrill Lynch & Co., Inc.                               Attachment V
----------------------------------------------------------------------
Percentage of Quarterly Net Revenues  (unaudited)

                      2Q04      3Q04      4Q04      1Q05       2Q05
                    --------- --------- --------- --------- ----------
                    (13 weeks)(13 weeks)(14 weeks)(13 weeks)(13 weeks) Net Revenues
   Asset management
    and portfolio
    service fees
       Asset
        management
        fees             8.4%      9.2%      8.9%      7.7%       7.5%
       Portfolio
        service fees    11.5%     12.7%     10.4%     10.4%      10.6%
       Account fees      2.5%      2.7%      2.1%      2.0%       1.9%
       Other fees        3.2%      3.3%      3.0%      3.0%       2.7%
                    --------- --------- --------- --------- ----------
       Total            25.6%     27.9%     24.4%     23.1%      22.7%
   Commissions
       Listed and
        over-the-
        counter
        securities      11.5%     11.7%     12.0%     11.7%      10.0%
       Mutual funds      6.1%      6.3%      5.8%      5.9%       5.6%
       Other             4.5%      4.3%      4.3%      4.0%       4.1%
                    --------- --------- --------- --------- ----------
       Total            22.1%     22.3%     22.1%     21.6%      19.7%
   Principal
    transactions        12.1%      7.1%      5.0%     14.1%      14.6%
   Investment
    banking
       Underwriting     11.8%     11.1%     12.7%     10.4%      10.8%
       Strategic
        advisory         2.7%      2.7%      4.2%      2.6%       3.4%
                    --------- --------- --------- --------- ----------
       Total            14.5%     13.8%     16.9%     13.0%      14.2%
   Revenues from
    consolidated
    investments          0.9%      2.2%      2.4%      2.0%       1.3%
   Other                 5.2%      8.0%      4.6%      5.6%      10.0%
                    --------- --------- --------- --------- ----------
      Subtotal          80.4%     81.3%     75.4%     79.4%      82.5%
   Interest and
    dividend
    revenues            59.3%     75.3%     87.9%     89.1%      94.6%
   Less interest
    expense             39.7%     56.6%     63.3%     68.5%      77.1%
                    --------- --------- --------- --------- ----------
      Net interest
       profit           19.6%     18.7%     24.6%     20.6%      17.5%

                    --------- --------- --------- --------- ----------
   Total Net
    Revenues           100.0%    100.0%    100.0%    100.0%     100.0%
                    --------- --------- --------- --------- ----------

 Non-Interest
  Expenses
   Compensation and
    benefits            49.3%     47.1%     45.7%     49.6%      49.5%
   Communications
    and technology       6.8%      7.5%      6.8%      6.4%       6.3%
   Occupancy and
    related
    depreciation         3.8%      4.5%      4.3%      3.7%       3.6%
   Brokerage,
    clearing, and
    exchange fees        3.6%      4.0%      3.5%      3.5%       3.4%
   Professional fees     3.1%      3.4%      3.4%      2.9%       2.9%
   Advertising and
    market
    development          2.5%      2.6%      2.6%      2.0%       2.5%
   Expenses of
    consolidated
    investments          0.7%      1.0%      1.7%      1.4%       0.6%
   Office supplies
    and postage          0.9%      1.0%      1.0%      0.8%       0.8%
   Other                 2.9%      3.9%      4.6%      2.9%       5.2%
                    --------- --------- --------- --------- ----------
   Total Non-
    Interest
    Expenses            73.6%     75.0%     73.6%     73.2%      74.8%
                    --------- --------- --------- --------- ----------

 Earnings Before
  Income Taxes          26.4%     25.0%     26.4%     26.8%      25.2%

 Income tax expense      6.0%      5.9%      6.1%      7.3%       7.2%
                    --------- --------- --------- --------- ----------

 Net Earnings           20.4%     19.1%     20.3%     19.5%      18.0%
----------------------------------------------------------------------

  Common shares
   outstanding (in
   millions):
                      2Q04      3Q04      4Q04      1Q05       2Q05
                    --------- --------- --------- --------- ----------
      Weighted-
       average -
       basic (1)       923.0     903.2     896.6     907.8      897.5
      Weighted-
       average -
       diluted       1,015.9     985.0     992.7     993.3      978.5
      Period-end (1)   948.9     932.9     931.8     948.7      930.9
----------------------------------------------------------------------

(1) Weighted-average basic shares do not include unvested restricted shares; however they are included in period-end shares.

Merrill Lynch & Co., Inc.                               Attachment VI
----------------------------------------------------------------------
Supplemental Data (unaudited)                    (dollars in billions)

                             2Q04    3Q04    4Q04    1Q05      2Q05
                            ------- ------- ------- ------- ----------
 Client Assets
 Private Client
    U.S.                    $1,176  $1,179  $1,244  $1,226     $1,238
    Non - U.S.                 105     109     115     116        115
                            ------- ------- ------- ------- ----------
 Total Private Client Assets 1,281   1,288   1,359   1,342      1,353
 MLIM direct sales (1)         235     225     237     233        236
                            ------- ------- ------- ------- ----------
 Total Client Assets        $1,516  $1,513  $1,596  $1,575     $1,589
                            ======= ======= ======= ======= ==========

 Assets in Asset-Priced
  Accounts                    $237    $243    $257    $256       $262

 Assets Under Management      $488    $478    $501    $479       $478

      Retail                   212     208     218     218        218
      Institutional            235     228     240     217        215
      Retail Separate
       Accounts                 41      42      43      44         45

      U.S.                     330     322     332     312        311
      Non-U.S.                 158     156     169     167        167

      Equity                   229     225     247     245        249
      Retail Money Market       56      53      50      49         46
      Institutional
       Liquidity Funds          97      91      90      70         68
      Fixed Income             106     109     114     115        115

----------------------------------------------------------------------

 Net New Money
     Private Client
      Accounts (2)              $4      $9      $6     $11         $8

     Assets Under Management  $(22)   $(10)    $(5)   $(16)       $(2)

----------------------------------------------------------------------

 Balance Sheet Information
  (estimated)
      Commercial Paper and
       Other Short-term
       Borrowings             $3.2    $6.0    $4.0    $2.7       $6.8
      Deposits                76.1    77.3    79.7    79.9       79.5
      Long-term Borrowings    93.4   102.6   116.5   112.3      113.5
      Long-term debt issued
       to TOPrS(SM)
       Partnerships            3.2     3.1     3.1     3.1        3.1

 Stockholders' Equity
  (estimated):
      Preferred
       Stockholders' Equity    0.4     0.4     0.6     1.6        1.7
      Common Stockholders'
       Equity                 29.4    29.6    30.8    31.3       31.4
                            ------- ------- ------- ------- ----------
 Total Stockholders' Equity   29.8    30.0    31.4    32.9       33.1

----------------------------------------------------------------------

 Global Equity and Equity-
  Linked Underwriting (3)
      Volume                    $7     $11     $12     $12         $7
      Market Share             6.1%   10.9%    8.6%   10.5%       6.5%
      Ranking                    6       1       3       1          6

 Global Debt Underwriting
  (3)
      Volume                   $78     $66     $75     $66        $71
      Market Share             6.2%    5.4%    6.2%    4.2%       4.7%
      Ranking                    7       7       5      10          8

 Global Completed Mergers
  and Acquisitions (3)
      Volume                   $51    $115    $115     $54        $45
      Market Share            12.0%   23.9%   25.8%   14.4%      12.1%
      Ranking                    7       4       3       6          8

 Global Announced Mergers
  and Acquisitions (3)
      Volume                   $85     $50     $69    $140       $129
      Market Share            22.1%   13.2%   10.3%   23.5%      19.0%
      Ranking                    2       8      10       4          5

----------------------------------------------------------------------

 Full-Time Employees (4)    49,300  49,900  50,600  50,900     51,800

 Private Client Financial
  Advisors                  14,000  14,120  14,140  14,180     14,420
----------------------------------------------------------------------

Note: Certain prior period amounts have been restated to conform to the current period presentation.
(1) Reflects funds managed by MLIM not sold through Private Client channels.
(2) GPC net new money excludes flows associated with the Institutional Advisory Division which serves certain small- and middle-market companies.
(3) Full credit to book manager. Market shares derived from Thomson Financial Securities Data statistics.
(4) Excludes 100 full-time employees on salary continuation severance at the end of each period.

   For more information, please contact:
   Investor Relations                   Phone:  866-607-1234
   Merrill Lynch & Co., Inc.            Fax:    212-449-7461
                                        investor_relations@ml.com
                                        www.ir.ml.com

    CONTACT: Media Relations:
             Selena Morris, 212-449-7283
             selena_morris@ml.com
              OR
             Investor Relations:
             Jonathan Blum, 866-607-1234
             investor_relations@ml.com